UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On October 29, 2014, SPX Corporation issued a press release announcing that its Board of Directors had unanimously approved a plan for a tax-free spin-off of its Flow business into a new standalone, publicly traded company.  The press release is furnished herewith as Exhibit 99.1.

On October 29, 2014, SPX Corporation issued a press release announcing the commencement of a consent solicitation relating to its 6.875% Senior Notes due 2017 on terms and subject to the conditions set forth in the Consent Solicitation Statement dated October 29, 2014.  The press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

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Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press release, dated October 29, 2014 (furnished herewith).

99.2	Press release, dated October 29, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: October 29, 2014	By:	/s/ Jeremy W. Smeltser
Jeremy W. Smeltser
Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press release, dated October 29, 2014 (furnished herewith).

99.2	Press release, dated October 29, 2014.